UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 21, 2008
HEALTH FITNESS CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	001-34199	41-1580506
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1650 W. 82nd Street, Suite 1100
Bloomington, Minnesota	55431
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 831-6830
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 22, 2008, the common stock of Health Fitness Corporation (the “Company”) became listed on the NYSE Alternext US LLC and began trading under the symbol “FIT.” On October 21, 2008, the Company issued a press release announcing this listing, a copy of which is attached as Exhibit 99.1 to this report and incorporated by reference as if fully set forth herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press Release, dated October 21, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2008	HEALTH FITNESS CORPORATION

	By:	/s/ Wesley W. Winnekins

Wesley W. Winnekins, Chief Financial Officer

EXHIBIT INDEX
Health Fitness Corporation
Form 8-K Current Report

Exhibit Number	Description

99.1	Press Release, dated October 21, 2008